As filed with the Securities and Exchange Commission on January 2, 1997

                                                      Registration No. 33-80784
                                                              File No. 811-8484
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

                        Pre-Effective Amendment No. ____             [   ]

                         Post-Effective Amendment No. 9              [ X ]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                                Amendment No. 12                     [ X ]

                        (Check appropriate box or boxes)
                           ---------------------------


                           MENTOR INSTITUTIONAL TRUST
               (Exact name of registrant as specified in charter)

                                  P.O. Box 1357
                            Richmond, Virginia 23286
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code: (804) 782-3647


                           ---------------------------



                                Paul F. Costello
                                    President
                           Mentor Institutional Trust
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)

                                     Copy to

                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                             One International Place
                                Boston, MA 02110

                           ---------------------------


              It is proposed that this filing will become effective
                             (check appropriate box)

[   ]       immediately upon filing pursuant to paragraph (b)


[   ]       on (date) pursuant to paragraph (b)


[ X ]       60 days after filing pursuant to paragraph (a)(1)

[   ]       on  (date) pursuant to paragraph (a)(1)

[   ]       75 days after filing pursuant to paragraph (a)(2)

[   ]       on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ]       this post-effective amendment designates a new effective date for a previously filed post-effective amendment


The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. A Rule 24f-2 notice for the fiscal year ended October 31, 1996 for each of the Portfolios of Mentor Institutional Trust (other than the SNAP Fund) was filed with the Securities and Exchange Commission on December 23, 1996. A Rule 24f-2 Notice for the SNAP Fund for its fiscal year ended June 30, 1996 was filed with the Commission on August 23, 1996.

THIS POST-EFFECTIVE AMEMDMENT RELATES SOLELY TO THE MENTOR FIXED-INCOME PORTFOLIO, MENTOR INTERMEDIATE DURATION PORTFOLIO, MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO, AND MENTOR PERPETUAL INTERNATIONAL PORTFOLIO OF MENTOR INSTITUTIONAL TRUST. NO INFORMATION RELATING TO ANY OTHER SERIES OF MENTOR INSTITUTIONAL TRUST IS AMENDED OR SUPERSEDED HEREBY.

                           MENTOR INSTITUTIONAL TRUST

                              CROSS REFERENCE SHEET

                          (as required by Rule 404(c))





Part A:

    Mentor Fixed-Income, Mentor Intermediate Duration, Mentor U.S. Government Cash Management, and Mentor Perpetual International Portfolio-Institutional Class


        N-1A Item No.                                                            Location

1.      Cover Page.....................................................         Cover Page

2.      Synopsis.......................................................         Cover Page; Expense summary

3.      Condensed Financial Information................................         Expense summary; Financial
                                                                                Highlights

4.      General Description of Registrant..............................         Cover Page; Investment objectives
                                                                                and policies; Mentor Institutional
                                                                                Trust; Investment practices and
                                                                                risks

5.      Management of the Fund.........................................         Investment objectives and policies;
                                                                                Investment practices and risks;
                                                                                Management of the Portfolios;
                                                                                Mentor Institutional Trust; How the
                                                                                Portfolios value their shares;
                                                                                Custodian and transfer and
                                                                                dividend agent; Performance
                                                                                information

5A.     Management's Discussion
          of Fund Performance..........................................         Contained in the Registrant's
                                                                                Annual Report to Shareholders

                                                      -1-


6.      Capital Stock and Other
          Securities...................................................         Management of the Portfolios;
                                                                                Mentor Institutional Trust;
                                                                                Purchase of shares; How
                                                                                distributions are made; tax
                                                                                information; Performance
                                                                                information

7.      Purchase of Securities Being
          Offered......................................................         Management of the Trust; Purchase
                                                                                of shares

8.      Redemption or Repurchase.......................................         Purchase of shares; Redemption of
                                                                                shares

9.      Pending Legal Proceedings......................................         Not Applicable


Part B - Mentor Fixed-Income, Mentor Intermediate Duration, Mentor U.S.
         Government Cash Management, and Mentor Perpetual International Portfolios.


         N-1A Item No.                                                          Location
10.      Cover Page....................................................         Cover Page

11.      Table of Contents.............................................         Cover Page

12.      General Information and History...............................         General

13.      Investment Objectives and
           Policies....................................................         Investment Restrictions; Certain
                                                                                Investment Techniques

14.      Management of the Fund........................................         Management of the Trust;
                                                                                Investment Advisory and Other
                                                                                Services; The Distributor

15.      Control Persons and Principal
           Holders of Securities.......................................         Principal Holders of Securities


16.      Investment Advisory and Other
           Services....................................................         Investment Advisory and Other
                                                                                Services; Management of the Trust;
                                                                                Independent Accountants; Experts;
                                                                                Custodian; Members of Investment
                                                                                Management Teams

17.      Brokerage Allocation..........................................         Brokerage

18.      Capital Stock and Other
           Securities..................................................         Determination of Net Asset Value;
                                                                                Tax Status; The Distributor;
                                                                                Shareholder Liability

19.      Purchase, Redemption and Pricing
           of Securities Being Offered.................................         Brokerage; Determination of Net
                                                                                Asset Value; The Distributor

20.      Tax Status....................................................         Investment Restrictions; Tax Status

21.      Underwriters..................................................         The Distributor

22.      Calculations of Performance Data..............................         Performance Information

                                                      -7-

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

P R O S P E C T U S                                               March   , 1997
Institutional Class


                           MENTOR INSTITUTIONAL TRUST


     Mentor Institutional Trust offers investors an opportunity to design an investment program by investing in one or more different investment portfolios. An investment in shares of the Portfolios offered by this Prospectus is designed for institutional and high net-worth individual investors purchasing shares through investment advisory accounts with Mentor Investment Advisors, LLC or its affiliates.

     The MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO is a "money market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC believes is consistent with preservation of capital and maintenance of liquidity, through investments exclusively in U.S. Government securities and repurchase agreements with respect to U.S. Government securities. AN INVESTMENT IN THAT PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     The MENTOR INTERMEDIATE DURATION PORTFOLIO and MENTOR FIXED-INCOME PORTFOLIO seek a high level of long-term total return by investing in diversified portfolios of investment-grade, fixed-income securities. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. MENTOR INTERMEDIATE DURATION PORTFOLIO will normally maintain a portfolio duration of from two to five years. MENTOR FIXED-INCOME PORTFOLIO will normally maintain a portfolio duration of from four to seven years. There is no limit on the average weighted portfolio maturity these Portfolios may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration. Mentor Investment Advisors, LLC is the investment adviser for these Portfolios.

     The MENTOR PERPETUAL INTERNATIONAL PORTFOLIO seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. THIS PORTFOLIO MAY USE "LEVERAGE" -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS. Mentor Perpetual Advisors, LLC is the investment adviser for this Portfolio.

                            ------------------------

     This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED
INFORMATION IN THE MARCH   , 1997 STATEMENT OF ADDITIONAL INFORMATION, AS
AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR DISTRIBUTORS, LLC AT 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Trust's address is P.O. Box 1357, Richmond, Virginia 23286-0109.

                            ------------------------

                            MENTOR DISTRIBUTORS, LLC
                                  DISTRIBUTOR

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
    OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
       FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                           BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE SUMMARY


     Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown are, except for the International Portfolio, based on expenses incurred for the 1996 fiscal year. For the International Portfolio, the expenses reflect those that the Portfolio expects to incur in its first full fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each Portfolio over specified periods. THE PORTFOLIOS ARE BEING OFFERED TO INVESTORS PRINCIPALLY THROUGH INVESTMENT ADVISORY ACCOUNTS WITH MENTOR INVESTMENT ADVISORS, LLC AND ITS AFFILIATES; EXPENSES SHOWN BELOW DO NOT REFLECT ANY FEES OR EXPENSES ASSOCIATED WITH THOSE ACCOUNTS.


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases................................   None
Maximum Sales Load Imposed on Reinvested Dividends.....................   None
Deferred Sales Load....................................................   None
Redemption Fees........................................................   None
Exchange Fee...........................................................   None

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                                                                  MENTOR
                                                                U.S. GOV'T       MENTOR        MENTOR         MENTOR
                                                                   CASH       INTERMEDIATE     FIXED-        PERPETUAL
                                                                MANAGEMENT      DURATION       INCOME      INTERNATIONAL
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                ----------    ------------    ---------    -------------
Management Fees..............................................      0.00%          0.00%          0.00%          1.00%
12b-1 Fees...................................................      0.00%          0.00%          0.00%          0.00%
Other Expenses (after expense limitation)*...................      0.06%          0.10%          0.10%          0.10%
                                                                  -----          -----        ---------        -----
Total Portfolio Operating Expenses
  (after expense limitation)*................................      0.06%          0.10%          0.10%          1.10%


---------------


* Other Expenses and Total Portfolio Operating Expenses for the U.S. Government Cash Management Portfolio, Intermediate Duration Portfolio, and Fixed-Income Portfolio have been restated to reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total Portfolio Operating Expenses for the Portfolios based on expenses for the 1996 fiscal year would be 0.12% for the U.S. Government Cash Management Portfolio, 0.31% for the Intermediate Duration Portfolio, and 0.17% for the Fixed-Income Portfolio. Other Expenses and Total Portfolio Operating Expenses for the International Portfolio also reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, for the International Portfolio, Other Expenses are estimated to be 0.45% and Total Portfolio Operating Expenses are estimated to be 1.45%.


EXAMPLES


     An investment of $1,000 in a Portfolio would incur the following expenses, assuming 5% annual return, with or without redemption at the end of each period:



                                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    ------    -------    -------    --------
Mentor U.S. Government Cash Management Portfolio.................     $1        $ 2        $ 3         $8
Mentor Intermediate Duration Portfolio...........................      1          3          6         13
Mentor Fixed-Income Portfolio....................................      1          3          6         13
Mentor Perpetual International Portfolio.........................     11         35         --         --


This information is provided to help investors understand the expenses of investing in each of the Portfolios and an investor's share of the operating expenses of the Portfolios. The Examples should not be considered representations of future performance; actual expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS


     The financial highlights presented below have been derived from the Trust's financial statements which were audited and reported on by KPMG Peat Marwick LLP, the Trust's independent auditors. Their report dated December 13, 1996 on the financial statements of the Trust for the fiscal period ended October 31, 1996 is included in the Trust's Annual Report to shareholders for the 1996 fiscal year, which is incorporated herein by reference. A copy of the Annual Report may be obtained free of charge from the Trust. (During the period shown, the U.S. Government Cash Management Portfolio was known as the Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as it currently is) to investments in U.S. Government securities and repurchase agreements with respect to such securities.)



                                                                                                                        MENTOR
                                     MENTOR U.S. GOVERNMENT                                                            PERPETUAL
                                              CASH                MENTOR INTERMEDIATE           MENTOR FIXED-        INTERNATIONAL
                                      MANAGEMENT PORTFOLIO        DURATION PORTFOLIO          INCOME PORTFOLIO         PORTFOLIO
                                     -----------------------    -----------------------    -----------------------   -------------
                                       YEAR        PERIOD         YEAR        PERIOD         YEAR        PERIOD         PERIOD
                                      ENDED         ENDED        ENDED         ENDED        ENDED         ENDED          ENDED
                                     10/31/96    10/31/95(B)    10/31/96    10/31/95(C)    10/31/96    10/31/95(D)    10/31/96(E)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................ $  1.00       $  1.00       $13.31       $ 12.50      $ 13.71       $ 12.50        $ 12.50
Income from investment operations
  Net investment income.............    0.05          0.05         0.96          0.77         0.77          0.81           0.04
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency related
    transactions....................      -- *          --        (0.24)         0.75        (0.16 )        1.14          (0.42)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
  Total from investment
    operations......................    0.05          0.05         0.72          1.52         0.61          1.95          (0.38)

LESS DISTRIBUTIONS
  Dividends from income.............   (0.05 )       (0.05)       (1.01)        (0.71)       (0.77 )       (0.74)            --
  Distributions from capital
    gains...........................      -- *          --        (0.49)           --        (0.66 )          --             --
  Tax basis return of capital.......      --            --        (0.06)           --           --            --             --
                                     --------    -----------    --------    -----------    --------    -----------   -------------
  Total distributions...............   (0.05 )       (0.05)       (1.56)        (0.71)       (1.43 )       (0.74)            --

NET ASSET VALUE, END OF PERIOD...... $  1.00       $  1.00       $12.47       $ 13.31      $ 12.89       $ 13.71        $ 12.12
                                     --------    -----------    --------    -----------    --------    -----------   -------------
TOTAL RETURN........................    5.60%         5.06%        5.90%        12.38%        4.87%        15.90%         (3.04%)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)........................ $87,973       $69,997       $3,384       $11,966      $49,962       $34,053        $ 8,741
Ratio of expenses to average net
  assets............................    0.04%         0.04%(a)     0.05%         0.05%(a)     0.05%         0.05%(a)       1.10%(a)
Ratio of expenses to average net
  assets excluding waiver...........    0.12%         0.18%(a)     0.31%         0.25%(a)     0.17%         0.22%(a)       1.75%(a)
Ratio of net investment income to
  average net assets................    5.54%         5.56%(a)     5.92%         6.52%(a)     6.22%         6.75%(a)       0.89%(a)
Portfolio turnover rate.............      --            --          215%          307%         226%          302%            59%
Average commission rate on portfolio
  transactions......................                                                            --            --        $0.0295
                                     --------    -----------    --------    -----------    --------    -----------   -------------
                                     --------    -----------    --------    -----------    --------    -----------   -------------



---------------


(a) Annualized.



(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.



(c) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.



(d) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.



(e) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.



 * Reflects net realized gain (loss) which was under $0.01 per share.

INVESTMENT OBJECTIVES AND POLICIES


MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO.

THE MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A RATE OF CURRENT INCOME AS MENTOR INVESTMENT ADVISORS, LLC ("MENTOR ADVISORS") BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. The Portfolio invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

     Certain of the foregoing obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

     Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of securities owned by the Portfolio does not guarantee the net asset value of the Portfolio's shares, which the Portfolio seeks to maintain at $1.00 per share.

     Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and conditions and trends in the U.S. Government securities money markets. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments in the U.S. Government securities money markets or among particular instruments within the same segment of the markets. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio. The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

MENTOR INTERMEDIATE DURATION PORTFOLIO AND MENTOR FIXED-INCOME PORTFOLIO.


     The investment objective of both of these Portfolios is to seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. The Portfolios will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities. Each of the Portfolios may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolios will achieve their investment objectives.

    The INTERMEDIATE DURATION PORTFOLIO will normally maintain a portfolio duration of from TWO TO FIVE YEARS.

     The FIXED-INCOME PORTFOLIO will normally maintain a portfolio duration of from FOUR TO SEVEN YEARS.

     A Portfolio's "portfolio duration" at any time is the dollar-weighted average duration of its portfolio securities at that time. In general, the net asset value of a Portfolio with a longer portfolio duration will increase or decrease to a greater degree in response to changes in interest rates than will the net asset value of a Portfolio with a shorter portfolio duration. (Typically, for example, the value of a security with a three-year duration will increase by approximately three percent in response to a one-percent decline in interest rates, and will decline by approximately three percent in response to a one-percent rise in interest rates; similarly, the value of a security with a seven-year duration will increase by approximately seven percent in response to a one-percent decline in interest rates, and will decline by approximately seven percent in response to a one-percent rise in interest rates; and so on.) However, because issuers of securities with longer durations typically pay interest on those securities at rates higher than in the case of securities with shorter durations, the current income of a Portfolio with a longer portfolio duration will typically be greater than that of a Portfolio with a shorter portfolio duration.


     Mentor Advisors may take full advantage of the entire range of maturities of the securities in which a Portfolio may invest and may, through the purchase and sale of securities with different durations, adjust each Portfolio's portfolio duration from time to time, depending on its assessment of the relative values of securities of different durations and maturities and expectations of future changes in interest rates. There can be no assurance that either Portfolio will be able to maintain any particular portfolio duration.

     A Portfolio's "total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums). A Portfolio may seek to increase its total return by investing in investment-grade securities which Mentor Advisors believes may appreciate in value as a result of changes in interest rates or other market factors.


     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values. Duration can be a more accurate measure of interest rate volatility than term-to-maturity. There is no limit on the average weighted maturity either Portfolio may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration.


     There are some situations where the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by the standard duration calculation is in the case of mortgage-backed securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions. Because calculation of a security's duration may be based in part on estimates such as these made by Mentor Advisors, a Portfolio's ability to maintain a particular portfolio duration will depend on Mentor Advisors' ability to make those estimates accurately.


     The Fixed-Income Portfolio will normally invest at least 65% of its total assets, determined at the time of investment, in fixed-income securities. A fixed-income security is a debt security paying interest at a rate specified in the terms of the security or determined based on a formula or factors specified in the terms of the security.

     The Portfolios will only invest in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by a Portfolio, the security is rated at least Baa3 by Moody's or BBB-by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Advisors will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.


     Mentor Advisors may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of a Portfolio's assets. At those times, a Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Advisors considers consistent with such defensive strategies, and may maintain a portfolio duration shorter than would otherwise be consistent with its basic investment strategy.

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO.


     THE INTERNATIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC ("Mentor Perpetual") believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other investment practices -- Foreign securities."

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     The International Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES. Investment in foreign securities entails certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the

United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     MORTGAGE-BACKED SECURITIES. The Intermediate Duration and Fixed-Income Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolios' mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     OTHER ASSET-BACKED SECURITIES. The Intermediate Duration and Fixed-Income Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Intermediate Duration and Fixed-Income Portfolios may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). Each of these Portfolios may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase a Portfolio's overall investment exposure and may result in losses.


     REPURCHASE AGREEMENTS; SECURITIES LOANS. The Portfolios may enter into repurchase agreements and (in the case of the International Portfolio) securities loans. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, a Portfolio lends portfolio securities. A Portfolio will enter into repurchase agreements and (in the case of the International Portfolio) securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Advisors or Mentor Perpetual, as the case may be, will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.


     BORROWING AND LEVERAGE. The International Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.


     OPTIONS AND FUTURES. Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, these Portfolios may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.


     A Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.


     INDEX FUTURES AND OPTIONS. The Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios (other than the U.S. Government Cash Management Portfolio) may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.


     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit a Portfolio's ability to engage in options and futures transactions.

     Each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. A Portfolio may in certain instances purchase and sell options in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.


     A Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)


MANAGEMENT


     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. MENTOR INVESTMENT ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the U.S. Government Cash Management, Fixed-Income, and Intermediate Duration Portfolios. MENTOR PERPETUAL ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia, acts as investment adviser to the International Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolios. Neither Mentor Advisors nor Mentor Investment Group receives compensation from the Portfolios for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolios pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.



     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Mentor Advisors and its affiliates serve as investment advisers to twenty-one separate investment portfolios in the Mentor Family of Funds with total assets under management of more than $9 billion. All investment decisions for the U.S.

Government Cash Management, Fixed-Income, and Intermediate Duration Portfolios are made by investment teams at Mentor Advisors.

     EVEREN Capital Corporation has a 20% ownership interest in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Mentor Perpetual is a recently organized investment advisory firm owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $9 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of The Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals at Mentor Perpetual.

     Subject to the general oversight of the Trustees, Mentor Advisors and Mentor Perpetual manage their respective Portfolios in accordance with the stated policies of each such Portfolio. Each of Mentor Advisors and Mentor Perpetual makes investment decisions for its respective Portfolios and places the purchase and sale orders for each Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors and Mentor Perpetual may consider research and brokerage services furnished to them and their affiliates. Subject to seeking the best overall terms available, Mentor Advisors and Mentor Perpetual may consider sales of shares of a Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for that Portfolio. Mentor Advisors and Mentor Perpetual may at times cause the Portfolios to pay commissions to broker-dealers which are affiliated with Mentor Advisors or Mentor Perpetual.

     PORTFOLIO TURNOVER (ALL PORTFOLIOS OTHER THAN THE U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO). The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Although it is impossible to predict portfolio turnover, Mentor Perpetual expects that the annual portfolio turnover rate for the International Portfolio for its first full fiscal year will not exceed 200%. The portfolio turnover rates for the Fixed-Income and Intermediate Duration Portfolios for the life of those Portfolios are shown in the section "Financial Highlights."


HOW THE PORTFOLIOS VALUE THEIR SHARES


     Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.


     INTERNATIONAL PORTFOLIO ONLY. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of

Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.


     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.


HOW DISTRIBUTIONS ARE MADE

     The FIXED-INCOME and INTERMEDIATE DURATION PORTFOLIOS distribute net investment income quarterly and any net realized capital gains at least annually. The INTERNATIONAL PORTFOLIO distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.


     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio.

     The U.S. Government Cash Management Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of the Portfolio are accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of the withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.


                            ------------------------

     All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs a Portfolio otherwise.

TAXES

     Each of the Portfolios intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolios will distribute substantially all of their net investment income and capital gain net income on a current basis.

  THE FOLLOWING IS INTENDED PRINCIPALLY FOR SHAREHOLDERS SUBJECT TO FEDERAL INCOME TAXATION:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by a Portfolio for the preceding year. In buying or selling securities for a Portfolio, an investment adviser will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.


     INTERNATIONAL PORTFOLIO ONLY. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.


     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

PURCHASE OF SHARES


     Shares of the FIXED-INCOME, INTERMEDIATE DURATION, and INTERNATIONAL PORTFOLIOS are sold at the net asset value next determined after a purchase order is received by a Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.

                            ------------------------

     Mentor Distributors, LLC 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

     An investor may make an initial purchase of shares of any of the Portfolios by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $500,000 in the Portfolios and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors. If an investor purchases shares of any of the Portfolios, other than the U.S. Government Cash Management Portfolio, through EVEREN Securities, Inc. with the redemption proceeds received by the investor within the preceeding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase.


     Shares of the Portfolios may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser, or (iii) a combination of such securities and cash. Purchase of shares of a Portfolio in exchange for securities is subject in each case to the determination by the Portfolio's investment adviser that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by a Portfolio's investment adviser in exchange for shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.


     In all cases Mentor Advisors, Mentor Perpetual, or Mentor Distributors reserves the right to reject any investment.


REDEMPTION OF SHARES


     A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to a Portfolio c/o: Mentor Institutional Trust, P.O. Box 1357, Richmond, Virginia 23286-0109 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

        (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

        (2) the request is signed by each registered owner exactly as the shares are registered; and

        (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares of a Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.


     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, four of which are being offered by this Prospectus. The International Portfolio's shares are currently divided into four classes with different sales charges and expenses. Only shares of the Portfolio's Institutional Class (Class
D) are being offered by this Prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including information on your ability to purchase any other class of shares of that Portfolio, contact Mentor Distributors.

     Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust and the Portfolios are not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.


     In the interest of economy and convenience, a Portfolio will not issue certificates for its shares except at the shareholder's request.

CUSTODIAN AND TRANSFER AND DIVIDEND AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolios' custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusettes 02171, serves as the Portfolios' transfer and dividend agent.

PERFORMANCE INFORMATION

     The INTERMEDIATE DURATION PORTFOLIO, FIXED-INCOME PORTFOLIO, and INTERNATIONAL PORTFOLIO. Yield and total return data may from time to time be included in advertisements about the Portfolios. Each Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of a Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio over the period.


     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO. The Portfolio's yield may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

                            ------------------------

     PERFORMANCE INFORMATION FOR THE PORTFOLIOS DOES NOT REFLECT FEES OR EXPENSES ASSOCIATED WITH INVESTMENT ADVISORY ACCOUNTS THROUGH WHICH SHAREHOLDERS INVEST IN THE PORTFOLIOS. IF THOSE FEES AND EXPENSES WERE REFLECTED IN THE PORTFOLIOS' INVESTMENT PERFORMANCE, THE PORTFOLIOS' YIELDS AND TOTAL RETURNS WOULD BE LOWER.


     A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of a Portfolio's investment adviser or its investment personnel.

     All data is based on a Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, and that Portfolio's operating expenses. Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE TRUST IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1996 MENTOR DISTRIBUTORS, LLC

                                     MENTOR
                                 INSTITUTIONAL
                                     TRUST

                              -------------------
                                   PROSPECTUS
                              -------------------


                                MARCH    , 1997


                               [Mentor Logo Here]

The prospectuses in respect of the Class A and B shares and the Class E shares of the Mentor Perpetual International Portfolio, and the Cross Reference sheets in respect thereof, are incorporated herein by reference from Post-Effective Amendment No. 7 to the Registration Statement of Mentor Institutional Trust (File Nos. 33-80784 and 811-8484) filed on July 3, 1996.

                           MENTOR INSTITUTIONAL TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

               (Mentor U.S. Government Cash Management Portfolio,
                    Mentor Intermediate Duration Portfolio,
  Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio)

                                March __, 1997

         This Statement of Additional Information relates to the Mentor U.S. Government Cash Management Portfolio, Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio (each a "Portfolio" and collectively the "Portfolios"). Each of the Portfolios is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"). Each Portfolio currently offers one class of shares (Class D, or Institutional Class, shares), except for the International Portfolio, which currently offers four classes of shares (Class A, Class B, Class D (Institutional Class), and Class E shares). This Statement is not a prospectus and should be read in conjunction with the relevant prospectus . A separate Statement of Additional Information relates to the SNAP Fund of the Trust (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained upon request made to Mentor Distributors, Inc., the Trust's distributor, at P.O. Box 1357, Richmond, Virginia 23286-0109, or calling Mentor Distributors at 1-(800) 869-6042.


                               TABLE OF CONTENTS

         CAPTION                                                        PAGE
GENERAL  ..................................................................2
INVESTMENT RESTRICTIONS....................................................2
CERTAIN INVESTMENT TECHNIQUES..............................................4
MANAGEMENT OF THE TRUST...................................................21
PRINCIPAL HOLDERS OF SECURITIES...........................................24
INVESTMENT ADVISORY AND OTHER SERVICES....................................25
BROKERAGE.................................................................29
DETERMINATION OF NET ASSET VALUE..........................................31
TAX STATUS................................................................34
THE DISTRIBUTOR...........................................................36
INDEPENDENT ACCOUNTANTS...................................................37
CUSTODIAN.................................................................37
PERFORMANCE INFORMATION...................................................38
SHAREHOLDER LIABILITY.....................................................43
MEMBERS OF INVESTMENT MANAGEMENT TEAMS....................................43
RATINGS  .................................................................46
FINANCIAL STATEMENTS......................................................49

                                    GENERAL

         Mentor Institutional Trust (the "Trust") is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust.

          The Mentor U.S. Government Cash Management Portfolio commenced operations on December 5, 1994; the Mentor Fixed-Income Portfolio commenced operations on December 19, 1994; the Mentor Intermediate Duration Portfolio commenced operations on December 6, 1996; the Mentor Perpetual International Portfolio commenced operations on May 15, 1996 (with respect to its Class D shares only) and commenced operations on November 1, 1996 with respect to its Class A, B and E shares. Prior to November 1, 1996, the U.S. Government Cash Management Portfolio was known as the Mentor Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as it currently is) to investments in U.S. government securities and repurchase agreements with respect to such securities.

                            INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor U.S. Government Cash Management Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

         2.       Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         7. (All Portfolios other than Mentor Perpetual International Portfolio) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

                  (Mentor Perpetual International Portfolio) Borrow more than 331/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

         8. (All Portfolios other than Mentor Perpetual International Portfolio) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

         9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

         In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to:

         1. Invest in oil, gas, or other mineral leases, rights, or royalty contracts or in real estate (although the Portfolio may invest in securities of issuers that invest or deal in the foregoing types of assets or securities that are secured by or represent interests in real estate).

         2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% (10% with respect to Mentor Cash Management Portfolio) of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

         4. Make short sales or purchase puts, calls, straddles, spreads, or any combination thereof (other than futures contracts, options on futures contracts or indices, and options on foreign currencies).

         5. Invest in securities of any issuer if, to the knowledge of the Portfolio, officers and Trustees of the Portfolio and officers and directors of an investment adviser who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.






         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                         CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See "Investment objective(s) and policies" in the Trust's Prospectuses for a description of the investment techniques available to a particular Portfolio.

Forward Commitments

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Collateralized mortgage obligations; other mortgage-related securities

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.

Zero-Coupon Securities

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero- coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

         Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         Options

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         Covered call options. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Covered put options. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         Purchasing put and call options. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         A Portfolio may also purchase put and call options to enhance its current return.

         Options on foreign securities. The Trust may, on behalf of a Portfolio, purchase and sell options on foreign securities if in the opinion of its investment advisor the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's investment adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's investment adviser to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its investment adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Portfolios' investment advisers may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

Futures Contracts

         In order to hedge against the effects of adverse market changes a Portfolio may buy and sell futures contracts. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         Index Futures Contracts and Options. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub- indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract

(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the value of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the value of the underlying index and the Portfolio's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its investment adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's investment adviser may still not result in a successful hedging transaction over a very short time period.

         Other Risks. A Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss, which may be unlimited.


Reverse Repurchase Agreements

         A Portfolio may enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

Segregation of Assets

         A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

Loans of Portfolio Securities

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by a Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

Foreign Securities

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that a Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

         In determining whether to invest in securities of foreign issuers, the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

Foreign Currency Transactions

         A Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to a Portfolio's investments in foreign securities and to a Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

                            MANAGEMENT OF THE TRUST

         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                              Position Held               Principal Occupation
Name and Address              with Portfolio              During Past 5 Years
----------------              --------------              -------------------

Stanley F. Pauley               Trustee                   Chairman and Chief
                                                          Executive Officer,
                                                          E.R. Carpenter Company
                                                          Incorporated; Trustee,
                                                          The Mentor Funds;
                                                          Trustee, Cash Resource
                                                          Trust.


Louis W. Moelchert, Jr.         Trustee                   Vice President of
                                                          Business and Finance,
                                                          University of
                                                          Richmond; Trustee, The
                                                          Mentor Funds; Trustee,
                                                          Cash Resource Trust;
                                                          Director, America's
                                                          Utility Fund, Inc.


Thomas F. Keller                Trustee                   Former Dean, Fuqua
                                                          School of Business,
                                                          Duke University;
                                                          Trustee, The Mentor
                                                          Funds; Trustee, Cash
                                                          Resource Trust.

Arnold H. Dreyfuss              Trustee                   Retired.  Formerly,
                                                          Chairman and Chief
                                                          Executive Officer,
                                                          Hamilton
                                                          Beach/Proctor-Silex,
                                                          Inc.; Trustee, The
                                                          Mentor Funds; Trustee,
                                                          Cash Resource Trust.

*Daniel J. Ludeman              Chairman;                 Chairman and Chief
                                Trustee                   Executive Officer ,
                                                          Mentor Investment
                                                          Group,  LLC; Managing
                                                          Director of Wheat,
                                                          First Securities, Inc.
                                                          ; Managing Director
                                                          of Wheat First Butcher
                                                          Singer ; Director,
                                                          Wheat First
                                                          Securities, Inc. and
                                                          Mentor Income Fund,
                                                          Inc.; Chairman and
                                                          Trustee, The Mentor
                                                          Funds; Chairman and
                                                          Trustee, Cash Resource
                                                          Trust; Director,
                                                          America's Utility
                                                          Fund, Inc.


Troy A. Peery, Jr.              Trustee                   President,
                                                          Heilig-Meyers Company.
                                                          Trustee, The Mentor
                                                          Funds; Trustee, Cash
                                                          Resource Trust.


Paul F. Costello                President                 Managing Director,
                                                          Mentor Investment
                                                          Group,  LLC, Wheat
                                                          First Butcher Singer,
                                                          and Mentor Investment
                                                          Advisors, LLC;
                                                          President, Mentor
                                                          Income Fund, The
                                                          Mentor Funds, and Cash
                                                          Resource Trust;
                                                          Executive Vice
                                                          President and Chief
                                                          Administrative
                                                          Officer, America's
                                                          Utility Fund, Inc.;
                                                          Director, Mentor
                                                          Perpetual  Advisors,
                                                          LLC and Mentor Trust
                                                          Company.


Terry L. Perkins                Treasurer                 Senior Vice President,
                                                          Mentor Investment
                                                          Group,  LLC;
                                                          Treasurer, Cash
                                                          Resource Trust, Mentor
                                                          Income Fund Inc., The
                                                          Mentor Funds, and
                                                          America's Utility
                                                          Fund, Inc.; formerly,
                                                          Treasurer and
                                                          Comptroller, Ryland
                                                          Capital Management,
                                                          Inc.

Michael Wade                    Assistant                 Vice President,
                                Treasurer                 Mentor Investment
                                                          Group,  LLC;
                                                          Assistant Treasurer,
                                                          Cash Resource Trust,
                                                          Mentor Income Fund,
                                                          Inc., The Mentor
                                                          Funds, and America's
                                                          Utility Fund, Inc.;
                                                          formerly, Senior
                                                          Accountant, Wheat
                                                          First Butcher Singer,
                                                          Inc., ; Audit Senior,
                                                          BDO Seidman.




John M. Ivan                    Clerk                     Managing Director ,
                                                          Dir. of Compliance,
                                                          Senior Vice President,
                                                          and Assistant General
                                                          Counsel, Wheat, First
                                                          Securities, Inc.;
                                                          Managing Director,
                                                          Mentor Investment
                                                          Advisors, LLC; Clerk,
                                                          Cash Resource Trust;
                                                          Secretary, The Mentor
                                                          Funds.



         The table below shows the fees paid to each Trustee by the Trust for the 1996 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1996 calendar year.


                                                         Total compensation
                           Aggregate compensation            from all
Trustees                       from the Trust             complex funds
---------                  ----------------------        -------------------
Daniel J. Ludeman                      0                           0
Arnold H. Dreyfuss                  $200                      $12,200
Thomas F. Keller                    $175                      $11,175
Louis W. Moelchert, Jr.             $200                      $12,200
Stanley F. Pauley                   $200                      $12,200
Troy A. Peery, Jr.                  $175                      $11,175


-------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the

Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                        PRINCIPAL HOLDERS OF SECURITIES

         As of November 30, 1996, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficiary more than 5% of the outstanding shares of any Portfolio as of that date, except the following:

     Shareholder                               Shares              Percentage
     -----------                               ------              ----------

U.S. Government Cash Management Portfolio   (Class D):

CLARK COUNTY, NEVADA                       147,800,163.57            62.16%
500 South Grand Central Parkway
P.O. Box 551220
Las Vegas, NV 89155-1220

Intermediate Duration Portfolio (Class D):

LONGWOOD COLLEGE FOUNDATION INC.               196,289.50            72.37%
Longwood College
201 High Street
Farmville, VA  23901

VIRGINIAS ORGAN PROCUREMENT AGENCY              24,703.37             9.10%
1527 Huguenot Road
Suite 102
Midlothian, VA 23113

Fixed-Income Portfolio (Class D):

MCGUIRE WOODS BATTLE & BOOTHE                  382,556.12            10.54%
Pension Fund
P.O. Box 26986
Richmond, VA 23261

HEILIG-MEYERS PROFIT SHARING PLAN              364,582.77            10.04%
Heilig Meyers Furniture
2235 Staples Mill Road
Richmond, VA 23230

International Portfolio (Class D):

CRESTAR BANK TTEE                            401,632.6530            55.32%
Carpenter Co PSP
UA DTD 6/30/74 A/C 10741001
P.O. Box 26665
Richmond, VA 23261-6665

WACHOVIA BANK & TRUST CO TTEE                281,142.8570            38.72%
Heilig-Meyers PSP A/C 02-46976-60
P.O. Box 3075
Winston  Salem, NC 27102-3075

WHEAT FIRST FBO A/C 2254-7301                 41,218.4580             5.68%
The Gladys & Franklin Clark Foundation #1
809 Richmond Rd
Williamsburg, VA 23185-3543


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

         Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to the Intermediate Duration Portfolio, Fixed-Income Portfolio, and U.S. Government Cash Management Portfolio; Mentor Perpetual Advisors, LLC serves as investment adviser to the International Portfolio. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") which is a subsidiary of Wheat First Butcher Singer, Inc. Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

         On October 31, 1996, Commonwealth Investment Counsel, Inc., the previous investment adviser to the Intermediate Duration, U.S. Government Cash Management, and Fixed Income Portfolios, was reorganized as Mentor Investment Advisors, LLC.

         Each of Mentor Advisors and Mentor Perpetual acts as investment adviser to its respective Portfolio(s) pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, each investment adviser manages a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. The investment advisers make investment decisions for the Portfolios and place the purchase and sale orders for portfolio transactions. Each investment adviser bears all of its expenses in connection with the performance of its services. In addition, the investment advisers pay the salaries of all officers and employees who are employed by them and the Trust.

         The investment advisers provide the Portfolios with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Portfolios and for the other investment advisory clients of an investment adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in an investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. The investment advisers employ professional staffs of portfolio managers who draw upon a variety of resources, including Wheat, First Securities, Inc., an affiliate of the investment advisers, for research information for their respective Portfolios.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.






         Each of the Management Contracts  is subject to annual approval  by
(i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).

         Under the Management Contract dated December 2, 1994, none of the Fixed-Income, U.S. Government Cash Management, and Intermediate Duration Portfolios pays a management fee. Under its Management Contract dated May 15, 1996, the International Portfolio pays a quarterly fee to Mentor Perpetual based on the average net assets of that Portfolio, as determined at the close of each business day during the quarter at the annual rate of 1.00% of average net assets.

         For the fiscal period ended October 31, 1996, the International Portfolio paid $12,402 in management fees (net of fee waiver), and Mentor Perpetual waived management fees of $23,292 in respect of the International Portfolio.

         For the fiscal year ended October 31, 1996, Commonwealth Investment Counsel, Inc. bore expenses of $70,426, $27,679, and $44,556 in respect of U.S. Government Cash Management Portfolio, Intermediate Duration Portfolio, and Fixed-Income Portfolio, respectively.

Administrative Services

         Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement.

         Pursuant to that Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust,

By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor Investment Group provides all clerical services relating to the Portfolios' business. Mentor Investment Group bears all of its expenses in connection with the performance of its services, and does not receive a fee from the Portfolios for its services.

         The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) in respect of a particular Portfolio.

Shareholder Servicing Plan

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC ("Mentor Distributors") with respect to the International Portfolio's Class A, Class B shares, and Class E shares. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the International Portfolio to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of the International Portfolio. In return for providing these support services, a financial institution may receive payments from Mentor Distributors at a rate not exceeding .25% of the average daily net assets of the Class A, Class B shares, and Class E shares of the International Portfolio owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the International Portfolio and its shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the International Portfolio; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the International Portfolio reasonably requests. The Plan (and any agreement entered into pursuant to the Plan) may be terminated with respect to a particular class at any time by (i) a vote of the majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular class, or (iii) Mentor Distributors on 60 days notice.

         The International Portfolio did not have any Class A, Class B or Class E shares outstanding during the fiscal period ended October 31, 1996.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A, Class B, and Class E shares of the International Portfolio. These payments will be made directly by the investment adviser and/or Mentor Investment Group, as applicable, and will not be made from the assets of the International Portfolio.


                                   BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment advisers receive brokerage and research services and other similar services from many broker-dealers with which they place the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by an investment adviser for research purposes, the investment adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an investment adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

         The investment advisers place all orders for the purchase and sale of portfolio investments for the Portfolios and buy and sell investments for the Portfolios through a substantial number of brokers and dealers. The investment advisers seek the best overall terms available for the Portfolios, except to the extent they may be permitted to pay higher brokerage commissions as described below. In doing so, an investment adviser, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the Management Contracts, the investment advisers may cause the Portfolios to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to them an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment advisers' authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The investment advisers do not currently intend to cause a Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the investment advisers will use their best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, the investment advisers may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat") or EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat or EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market, as the case may be.

         Under rules adopted by the SEC, neither Wheat nor EVEREN may execute transactions for a Portfolio on the floor of any national securities exchange, but either may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio. The Trust has been advised by Wheat that, on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

Brokerage Commissions

         The Portfolios paid brokerage commissions on brokerage transactions in the following amounts for the periods indicated:

                                                    Fiscal           Fiscal
                                                     1995             1996

Fixed-Income Portfolio                                --               --
U.S. Government Cash Management Portfolio             --               --
Intermediate Duration Portfolio                       --               --
International Portfolio                               --          $57,678


         None of the Portfolios paid brokerage commissions to Wheat for the periods shown above.


                        DETERMINATION OF NET ASSET VALUE

         The Trust determines net asset value per share of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

         Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. In respect of Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or a Portfolio's investment adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional- size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, its investment adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the

Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         Mentor U.S. Government Cash Management Portfolio only. The valuation of Mentor U.S. Government Cash Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

         Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                   TAX STATUS

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November, or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

         Each Portfolio is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has under reported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.

         Foreign currency-denominated securities and related hedging transactions (Mentor Perpetual International Portfolio only). Mentor Perpetual International Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by the Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                                THE DISTRIBUTOR

         Mentor Distributors, LLC, the Trust's distributor , is a wholly-owned subsidiary of Wheat First Butcher Singer. Mentor Distributors is acting on a best efforts basis in the continuous offering of the Trust's shares. Mentor Distributors, LLC is the successor to Mentor Distributors, Inc.

         The International Portfolio makes payments to Mentor Distributors in accordance with its Distribution Plan in respect of its Class B shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio and who have no direct or indirect interest in the Plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Qualified Trustees. The Plan may not be amended in order to increase materially the costs which the Portfolio may bear for distribution pursuant to such Plan without also being approved by a majority of the outstanding Class B shares of the Portfolio. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding Class B shares of the Portfolio.

         If Plan payments are made to reimburse Mentor Distributors for payments to dealers based on the average net asset value of Portfolio shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the Portfolio's average daily share balance of the account and
(ii) the Portfolio's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Mentor Distributors may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

         Financial institutions receiving payments from Mentor Distributors as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

                            INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services.

                                   CUSTODIAN

         The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                            PERFORMANCE INFORMATION

         Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. With respect to the
Intermediate Duration Portfolio, Fixed Income Portfolio and International Portfolio, total return for the one-, five-, and ten-year periods for each class of shares (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Portfolio at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a Portfolio during that period. Total return calculations assume deduction of a Portfolio's maximum front-end or contingent deferred sales charge, if any, and reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates.

         The table below shows the total return through October 31, 1996 for the Class D shares* of the Portfolios for the periods indicated:

                                            1 Year         Since Inception

Fixed-Income Portfolio                        4.87%              10.81%
Intermediate Duration Portfolio               5.90%               9.76%
International Portfolio                        N/A               (3.04%)

--------------------
* Only Class D shares of the Portfolios were outstanding during  the period.


         Each Portfolio's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares, if applicable, and net asset value per share for all other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

         The thirty-day yields for Class D shares* of the Portfolios for the period ended October 31, 1996 were as follows:

                                                              30-day yield

         Fixed-Income Portfolio                                    6.51%
         Intermediate Duration Portfolio                           6.30%
         International Portfolio

-------------------------

* Only Class D shares of the Portfolios were outstanding during  the period.

         Mentor Cash Management Portfolio only. The yield of the U.S. Government Cash Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         Based on the seven-day period ended October 31, 1996, the U. S. Government Cash Management Portfolio's yield was 5.62% and its effective yield was 5.78%.*

* Prior to November 1, 1996, the U.S. Government Cash Management Portfolio was known as the Mentor Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as the Portfolio presently is) to investments in U.S. Government securities and repurchase agreements with respect to such securities. The change in the Portfolio's investment policies will have an impact on the Portfolio's future yield.


                           -------------------------

         Total return or yield may be presented for other periods or without giving effect to any front-end or contingent deferred sales charge. Any quotation of total return or yield not reflecting such sales charges would be reduced if such sales charges were reflected.

         All data for each of the Portfolios are based on past performance and do not predict future results.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3- year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon
         K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five- point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                             SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                     MEMBERS OF INVESTMENT MANAGEMENT TEAMS

          The following persons are investment personnel of the Portfolios' investment advisers, as indicated.

 Mentor Investment Advisors, LLC

Active Fixed-Income

P. Michael Jones, CFA -- Managing Director,  Chief Investment Officer
Mr. Jones has eleven years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.

Steven C. Henderson -- Associate Vice President,  Portfolio Manager
Mr. Henderson has seven years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.

Stephen R. McClelland -- Vice President,  Portfolio Manager
Mr. McClelland has six years of investment management experience, all of which have been at Mentor Advisors. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.

Keith Wantling
Mr. Wantling has five years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.

Cash Management

R. Preston Nuttall, CFA -- Managing Director, Chief Investment Officer Mr. Nuttall has more than thirty years of investment management experience. Prior to
 Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III  -- Vice President, Portfolio Manager
Mr. White has eleven years of investment management experience. Prior to joining
 Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

Kathryn T. Allen -- Vice President, Portfolio Manager
Ms. Allen has fourteen years of investment management experience and specializes in tax-free trades. Prior to joining Mentor Advisors, Ms. Allen was portfolio group manager at PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.

 Mentor Perpetual Advisors, LLC

 Scott McGlashan -- Far East Specialist, Portfolio Manager
Mr. McGlashan has nineteen years of investment management experience, twelve years specializing in the Far East, and ten years' tenure in the Perpetual organization. He has earned degrees from Yale University and Cambridge University.

Robert Yerbury -- American Specialist, Portfolio Manager
Mr. Yerbury has twenty-four years of investment management experience, with over twenty years experience in North American stock markets, and has been part of the Perpetual team for twelve years. He received his undergraduate degree in mathematics from Cambridge University.

Stephen Whittaker -- United Kingdom Specialist, Portfolio Manager
Mr. Whittaker has sixteen years of investment management experience. Prior to his employment at Perpetual, Mr. Whittaker was responsible for a wide range of UK equity funds for the Save & Prosper Group. He earned a law degree from Manchester University.

Margaret Roddan -- European Specialist, Portfolio Manager
Ms. Roddan has eleven years of investment management experience. Ms. Roddan joined the Perpetual organization from Mercury Asset Management, where she shared responsibility for managing more than $750 million in continental European equity holdings. She is a graduate of the Investment Management Programme at the London Business School, studied Finance at City University, and holds an undergraduate degree in economic history from Bristol University.

Rod Smyth -- Managing Director
Mr. Smyth, Managing Director of Mentor Perpetual, is responsible for overseeing the investments and day-to-day operations of the Mentor Perpetual joint venture. From his office in Richmond, Virginia he is the primary contact for marketing and client service for the joint venture. Mr. Smyth has 12 years of investment experience, including positions as market strategist (two years), portfolio manager (five years) and institutional salesperson (five years). His previous employers include Baring Securities, Ulster Bank Investment Managers, Citicorp Scrimgeour Vickers, and Nomura International. He holds an M.A. in economics, with honors, from Dundee University.

                                    RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o liquidity ratios are adequate to meet cash requirements;

         o long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o liquidity;

         o amount and quality of long-term debt;

         o trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              FINANCIAL STATEMENTS

         The Report of Independent Auditors, financial highlights, and financial statements in respect of each Portfolio included in the Trust's Annual Report for the fiscal year ended October 31, 1996 and filed electronically on December 31, 1996 (File No. 811-8484), are incorporated by reference into this Statement of Additional Information.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (1) Financial Statements (Mentor U.S. Government Cash Management Portfolio (formerly Mentor Cash Management Portfolio), Mentor Fixed-Income Portfolio, Mentor Intermediate Duration Portfolio, and Mentor Perpetual International Portfolio):

               Statements of Assets and Liabilities -- October 31, 1996. * Statements of Operations -- fiscal year ended October 31, 1996. * Statements of Changes in Net Assets -- for the periods ended October 31, 1995 and 1996. *
               Financial Highlights. *+
               Notes to Financial Statements. *
               Independent Auditors' Report *


     (2)     Supporting Schedules:

                Schedule I -- Portfolio of Investments -- October 31, 1996 * Schedules II through IX omitted because the required matter is not present.

              * Incorporated by reference to Part B of this Registration
                Statement

              + Incorporated by reference to Part A of this Registration
                Statement


(b)      Exhibits

     (1)
         (A)    -   Agreement and Declaration of Trust.1
         (B)    -   Amendment to Agreement and Declaration of Trust.4
     (2)        -   Bylaws.1
     (3)        -   Inapplicable.
     (4)
         (A)    -   Form of certificate representing shares of beneficial
                    interest for each of the Portfolios.1
         (B)    -   Portions of Agreement and Declaration of Trust Relating to
                    Shareholders' Rights.1
         (C)    -   Portions of Bylaws Relating to Shareholders' Rights.1

     (5)
         (A) - Form of Management Contract (Fixed-Income, Intermediate Duration and U.S. Government Cash Management Portfolio).1
         (B) - Form of Management  Contract (SNAP Fund).5
         (C) - Form of Management Contract (Mentor Perpetual International Portfolio).8
         (D) - Instrument of Transfer of Management Contract (Fixed-Income, Intermediate Duration, and U.S. Government Cash Management Portfolios) 11

     (6) (A) - Form of Distribution Agreement.2

     (6) (B)    -   Form of Assignment of Distribution Agreement.5

         (C)    -   Instrument of Transfer of Distribution Agreement.11

     (7)        -   Inapplicable.
     (8)
         (A) - Form of Custody Agreement.1
         (B) - Form of Custody Agreement (SNAP Fund).5
         (C) - Form of Transfer Agency and Services Agreement.3
         (D) - Form of Transfer Agency and Services Agreement (SNAP Fund).5

     (9) (A) - Form of Administration Agreement.1
         (B) - Form of Shareholder Service Plan.9
         (C) - Instrument of Transfer of Administration Agreement.11

     (10)    - Opinion of counsel, including consent.3

     (11)    - Consent of Independent Accountants.11

     (12)    - Inapplicable.
     (13)    - Inapplicable.
     (14)    - Inapplicable.

     (15) - Form of Plan of Distribution pursuant to Rule 12b-1 (International Portfolio).9

     (16)    - Schedules for Computation of Performance.7

     (17)(a) Financial Data Schedule -- Mentor U.S. Government Cash Management Portfolio (Class D) 11
         (b) Financial Data Schedule -- Mentor Intermediate Duration Portfolio (Class D) 11
         (c)    Financial Data Schedule -- Mentor Fixed-Income Portfolio
                (Class D) 11
         (d) Financial Data Schedule -- Mentor Perpetual International Portfolio (Class D) 11
         (e)    Financial Data Schedule -- SNAP Fund.10
     (18)     - Form of Rule 18f-3 Plan.9

     1   Incorporated   herein  by   reference  to  the   Registrant's   initial
         Registration Statement on Form N-1A under the Investment Company Act of 1940 filed on April 15, 1994.

     2 Incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on June 28, 1994.

     3 Incorporated herein by reference to Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on November 18, 1994.

     4 Incorporated herein by reference to Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on July 3, 1995.

     5 Incorporated herein by reference to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed on July 24, 1995.

     6 Incorporated herein by reference to Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed on September 5, 1995.

     7 Incorporated herein by reference to Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed on March 11, 1996.

     8 Incorporated herein by reference to Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on May 24, 1996.

     9 Incorporated herein by reference to Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on July 3, 1996.

    10 Incorporated berein by reference to Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed on November 1, 1996.

    11   Filed herewith.


Item 25. Persons Controlled by or Under Common Control with Registrant

            None.

Item 26. Number of Record Holders of Securities

            The following table shows the number of holders of record of shares of beneficial interest of each series of shares of beneficial interest of Mentor Institutional Trust (other than the SNAP Fund) as of November 30, 1996.

                                                       Number of Record
                  Series                                    Holders

         Mentor U.S. Government Cash Management Portfolio     79
         Mentor Intermediate Duration Portfolio                9
         Mentor Fixed-Income Portfolio                       199
         Mentor Perpetual International Portfolio             11


Item 27.  Indemnification

     The information required by this item is incorporated herein by reference from the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-8484).

Item 28. Business and Other Connections of Investment Adviser


(a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:

                                                                                 BUSINESS, PROFESSION,
                                         POSITION WITH                           VOCATION OR EMPLOYMENT
         NAME                         INVESTMENT ADVISER                    DURING THE PAST TWO FISCAL YEARS

John G. Davenport                      Managing Director                    None

R. Preston Nuttall                     Managing Director                    Formerly, Senior Vice President,
                                                                            Capitoline Investment Services,
                                                                            919 East Main Street,
                                                                            Richmond, VA 23219

Paul F. Costello                       Managing Director                    Managing Director, Wheat First Butcher
                                                                            Singer, Inc. and Mentor Investment
                                                                            Group, LLC; President, Mentor Funds,
                                                                            Mentor Income Fund, Inc., and Cash Resource
                                                                            Trust; Executive Vice President and Chief
                                                                            Administrative Officer, America's Utility
                                                                            Fund, Inc.; Director, Mentor Perpetual
                                                                            Advisors, LLC and Mentor Trust Company

Theodore W. Price                      Managing Director                    Formerly, President, Charter Asset
                                                                            Management, Inc.

P. Michael Jones                       Managing Director                    Formerly, Managing Director, Commonwealth
                                                                            Investment Counsel, Inc.

Thomas L. Souders                      Treasurer                            Managing Director and Chief Financial
                                                                            Officer, Wheat, First Securities, Inc.;
                                                                            formerly, Manager of Internal Audit,
                                                                            Heilig-Meyers; formerly, Manager, Peat Marwick &
                                                                            Mitchell & Company

Robert P. Wilson                       Assistant Treasurer                  Assistant Treasurer, Mentor Distributors,
                                                                            Inc.

John M. Ivan                           Secretary                            Managing Director, Senior Vice President and
                                                                            Assistant General Counsel, Wheat, First Securities,
                                                                            Inc.; - Managing Director and Assistant
                                                                            Secretary, Wheat First Butcher Singer, Inc.; Clerk,
                                                                            Cash Resource Trust; Secretary, Mentor Funds

Howard T. Macrae, Jr.                  Assistant Secretary                  Assistant Secretary, Mentor Distributors, LLC







         (b) The  following  is  additional  information  with respect to Mentor
Perpetual Advisors,  LLC, the investment adviser to the Mentor Perpetual
International Portfolio:



                                         POSITION WITH                           VOCATION OR EMPLOYMENT
         NAME                         INVESTMENT ADVISER                    DURING THE PAST TWO FISCAL YEARS

Scott A. McGlashan                        President                           Director, Perpetual
                                                                              Portfolio Management
                                                                              Limited

Martyn Arbib                              Director                            Chairman, Perpetual
                                                                              Portfolio Management
                                                                              Limited

Roger C. Cornick                          Director                            Deputy Chairman -
                                                                              Marketing, Perpetual
                                                                              Portfolio Management
                                                                              Limited

Paul F. Costello                          Director                            Managing Director,
                                                                              Mentor Investment Group,
                                                                              LLC and Managing
                                                                              Director, Wheat First
                                                                              Butcher Singer, Inc.

Daniel J. Ludeman                         Director                            Chairman and Chief
                                                                              Executive Officer, Mentor
                                                                              Investment Group, LLC;
                                                                              Director, Wheat
                                                                              First Securities, Inc.;
                                                                              Managing Director, Wheat
                                                                              First Butcher Singer, Inc.

David S. Mossop                           Director                            Director, Perpetual
                                                                              Portfolio Management
                                                                              Limited

Richard J. Rossi                          Director                            Managing Director,
                                                                              Mentor Investment Group,
                                                                              Inc.


Item 29. Principal Underwriters

            (a) Mentor Distributors, LLC currently is acting as principal underwriter for The Mentor Funds and Cash Resource Trust.

            (b) The following is information concerning officers and directors of Mentor Distributors, LLC:



NAME AND PRINCIPAL                       POSITION AND OFFICES            POSITIONS AND OFFICES
BUSINESS ADDRESS                         WITH UNDERWRITERS               WITH REGISTRANT

Peter J. Quinn, Jr.                      President and                          --
901 East Byrd Street                     Director
Richmond, VA  23219

Paul F. Costello                         Senior Vice President                President
901 East Byrd Street
Richmond, VA  23219

Thomas Lee Souders                       Treasurer                              --
901 East Byrd Street
Richmond, VA  23219

John Mark Harris                         Secretary                              --
901 East Byrd Street
Richmond, VA  23219

John Michael Ivan                        Assistant Secretary                  Secretary
901 East Byrd Street
Richmond, VA  23219


         (c) Registrant has no principal underwriter who is not an affiliate of the Registrant.

Item 30.       Location of Accounts and Records

               Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Secretary, John M. Ivan, Registrant's custodians, Investors Fiduciary Trust Company ("IFTC") (all Portfolios other than SNAP Fund), and Central Fidelity National Bank (SNAP Fund only), and Registrant's transfer agents, State Street Bank and Trust Company (through Boston Financial Data Services, Inc. ("BFDS")) (all Portfolios other than SNAP Fund), and Central Fidelity National

Bank (SNAP Fund only). The address of the Secretary is 901 East Byrd Street, Richmond, Virginia, 23219. The address of BFDS is 2 Heritage Drive, North Quincy, Massachusetts 02171. The address of IFTC is 127 West 10th Street, Kansas City, Missouri, 64105. The address of Central Fidelity National Bank is 1021 East Cary Street, P.O. Box 27602, Richmond, Virginia 23261.

Item 31.       Management Services

               None.

Item 32.       Undertakings

(a) The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request are without change.

(b)            Inapplicable.

(c)  Inapplicable.

(d) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                     NOTICE

               A copy of the Agreement and Declaration of Trust of Mentor Institutional Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on this 31st day of December, 1996.

                                                     MENTOR INSTITUTIONAL TRUST



                                                        By: /s/ PAUL F. COSTELLO
                                                            Paul F. Costello
                                                            Title:  President

              Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.


         SIGNATURE                         TITLE                                 DATE

--------------------------------           Trustee
Arnold H. Dreyfuss


--------------------------------           Trustee
Thomas F. Keller


            *                              Trustee                          December 31, 1996
--------------------------------
Daniel J. Ludeman


             *                             Trustee                          December 31, 1996
--------------------------------
Louis W. Moelchert, Jr.


                                                -9-


             *                             Trustee                          December 31, 1996
--------------------------------
Stanley F. Pauley


             *                             Trustee                          December 31, 1996
---------------------------------
Troy A. Peery, Jr.


/s/ PAUL F. COSTELLO                       President                        December 31, 1996
---------------------------
Paul F. Costello                           (Principal  Executive Officer)



/s/ TERRY L. PERKINS                       Treasurer                        December 31, 1996
--------------------------
Terry L. Perkins                           (Principal Financial and
                                              Accounting Officer)


*By /s/ PAUL F. COSTELLO                                                    December 31, 1996
   ----------------------
       Paul F. Costello
       Attorney-in-Fact


                                 EXHIBIT INDEX

                                                                   Page

 (5) (D)             Instrument of Transfer of Management
                     Contract (Fixed-Income, Intermediate
                     Duration, and U.S. Government Cash
                     Management Portfolio)

 (6) (C)             Instrument of Transfer of Distribution
                     Agreement

 (9) (C)             Instrument of Transfer of Administration
                     Agreement

(11)                 Consent of Independent
                     Accountants

(17)(a)              Financial Data Schedule --
                     Mentor U.S. Government Cash Management
                     Portfolio

(17)(b)              Financial Data Schedule --
                     Mentor Intermediate
                     Duration Portfolio

(17)(c)              Financial Data Schedule --
                     Mentor Fixed-Income
                     Portfolio

(17)(d)              Financial Data Schedule --
                     Mentor Perpetual International Portfolio




                                      -11-